Great Elm Capital Group, Inc. Investor Presentation – Quarter Ended March 31, 2019 May 10, 2019 © 2019 Great Elm Capital Group, Inc. Exhibit 99.2

© 2019 Great Elm Capital Group, Inc. Disclaimer Statements in this presentation that are “forward-looking” statements, including, but not limited to, statements regarding potential or expected IRRs, cash-on-cash returns, collection of incentive fees and net operating loss utilization involve risks and uncertainties that may individually or collectively impact the matters described herein. Investors are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made and represent Great Elm Capital Group, Inc.’s (“Great Elm” or “GEC”) assumptions and expectations in light of currently available information.  Great Elm assumes no obligation to, and expressly disclaims any duty to, update any forward-looking statements contained in this presentation or to conform prior statements to actual results or revised expectations, except as required by law. These statements involve risks, variables and uncertainties, and Great Elm’s actual performance results may differ from those projected, and any such differences may be material. For information on certain factors that could cause actual events or results to differ materially from Great Elm’s expectations, please see Great Elm’s filings with the Securities and Exchange Commission (the “SEC”), including its most recent annual report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. Additional information relating to Great Elm’s financial position and results of operations is also contained in Great Elm’s annual and quarterly reports filed with the SEC, which are available for download at its website www.greatelmcap.com or at the SEC website www.sec.gov. Non-GAAP Financial Measures The SEC has adopted rules to regulate the use in filings with the SEC, and in public disclosures, of financial measures that are not in accordance with US GAAP, such as adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”). See the Appendix for important information regarding the use of non-GAAP financial measures and reconciliations of non-GAAP measures to their most directly comparable GAAP measures. This presentation does not constitute an offer of any securities for sale.

© 2019 Great Elm Capital Group, Inc. SlideSection 4Performance Overview 6 Organizational Overview 9Operating Companies: Great Elm DME 14Investment Management 18Real Estate 22General Corporate 24Financial Review 27Summary 29Q&A 30Appendix Table of Contents

Performance Overview © 2019 Great Elm Capital Group, Inc.

Performance Overview For the quarter ended March 31, 2019, Great Elm reported: Consolidated Revenue of $14.1 million vs. ($0.5) million during the same period the prior year DME: $11.8 million Investment Management: $1.1 million Real Estate: $1.3 million General Corporate: - Consolidated adjusted EBITDA of $3.9 million vs. ($0.3) million during the same period the prior year DME: $3.2 million Investment Management: $1.0 million Real Estate: $1.1 million General Corporate: ($1.5) million © 2019 Great Elm Capital Group, Inc.

Organizational Overview © 2019 Great Elm Capital Group, Inc.

© 2019 Great Elm Capital Group, Inc. Organizational Overview: Drivers of Shareholder Value Operating Companies Real Estate Investment Management Target undercapitalized small and mid-sized companies where we can partner with management to accelerate earnings growth Focus on companies that offer a platform for follow-on acquisitions and investment Grow Great Elm Capital Corp. (“GECC”) through capital raises, as well as by acquiring other BDCs Increase assets under management (“AUM”) via new fund launches, SMAs and co-investments Seek opportunities, such as the Fort Myers transaction, that utilize modest equity capital and monetize significant net operating loss carryforwards (“NOLs”)

© 2019 Great Elm Capital Group, Inc. Organizational Overview: Alignment of Interest When combined, insider ownership totals greater than 18% of the outstanding shares We believe this level of insider ownership results in a significant and long-term alignment of interest between the shareholders and the insiders of GEC Director Share Ownership Employees of GEC/Great Elm Capital Management, Inc. (“GECM”) collectively own over 1.8 million shares of GEC, representing greater than 7% of GEC’s outstanding shares1 The directors of GEC collectively own greater than 11% of GEC’s outstanding shares1 Significant Alignment of Interest Employee Share Ownership (1) This includes restricted shares that are subject to both performance and service vesting and is based on the share count pro forma for the vesting of said restricted shares.

Operating Companies: Great Elm DME © 2019 Great Elm Capital Group, Inc.

Operating Companies: Rapid Growth at DME In September 2018, Great Elm acquired Valley Healthcare Group and combined it with Northwest Medical Group for $63.6 million The purchase price corresponded to 4.9x June 30 LTM pro forma adjusted EBITDA of $12.9 million, which included anticipated cost synergies In FY 3Q19, the combined businesses (“DME”) generated $11.8 million of revenue and $3.2 million of adjusted EBITDA Performance in the quarter was negatively impacted by approximately $382 thousand due to temporary delays in filling prescriptions related to the integration of Valley Healthcare Group and Northwest Medical DME has continued to generate rapid year-over-year patient growth in its PAP and ventilator businesses New patient set-ups and active rental patients exhibited double digit year-over-year growth We expect continued organic growth from DME © 2019 Great Elm Capital Group, Inc.

© 2019 Great Elm Capital Group, Inc. Operating Companies: Foundation for Long-Term Profitability 3Q19 adjusted EBITDA of $3.2 million does not reflect the full impact of operating growth Great Elm intends to invest to support both organic and inorganic growth Strong Operating Growth $2.5 million of capital expenditures was recorded in the quarter Approximately $2.1 million classified as “revenue generating capex” Growth revenue will be recognized over the upcoming year, not contemporaneously with spend Double-digit growth year-over-year in referrals, new patient setups and active rentals in PAP and Ventilators Conclusion Limited “Maintenance” Capex

Operating Companies: M&A In addition to driving organic revenue, EBITDA and volume growth, DME intends to acquire complementary, patient-focused businesses The respiratory-focused, durable medical equipment industry is characterized by a fragmented landscape that we believe offers a significant opportunity for consolidation DME’s patient-centric service model differentiates it from the competition Add-on acquisitions could enhance Great Elm’s DME business as a “buy-and-build” growth platform, driving free cash flow generation DME intends to pursue a “hub-and-spoke” expansion strategy that targets businesses in tangential or overlapping locations Current operations are in Arizona, Midwest and the Pacific Northwest DME intends to explore complementary product lines and services that can leverage the company’s valuable contracts, referral sources, customer bases and infrastructure We currently have a potential acquisition candidate under LOI © 2019 Great Elm Capital Group, Inc.

Operating Companies: DME Segment Financial Detail © 2019 Great Elm Capital Group, Inc. 1 Please refer to the Appendix for the Adjusted EBITDA reconciliation tables and disclaimers on slide 2. Great Elm Capital Group, Inc. DME Results DME Segment Financials - Quarter Ended 3/31/19 Total revenues $11,752 MSR (Total opex) ,-10,871 MSR Operating income 881 Adjusted EBITDA: Operating income 881 Depreciation and amortization 2,275 MNG note: this includes deprecation on rental equipment included in cost of rentals Location start up expense 58 MNG Transaction costs & mgmt fees 3 MNG Other income / (expense) 0 plug Adj. EBITDA1 $3,217 MNG $3,159 (Maintenance capex) -,209 A (Interest expense - debt) -,883 TB - DME Inc. (Interest expense - preferred stock) -,115 TB - DME Holdings Levered free cash flow $2,010 Revenue generating capex -2,083 B New location build capex -,214 Breakout of capex from Fixed Asset Rollforward MSR From MD&A segment results MNG From MD&A non-GAAP measurements A Reconciled as follows: 655 3/31 YTD purchases of PP&E (per SCF) -,232 12/31 YTD purchases of PP&E (per SCF) 423 B Reconciled as follows: 4,423 3/31 YTD purchases of equipment for rental (per SCF) -2,340 12/31 YTD purchases of equipment for rental (per SCF) 2,083

Investment Management © 2019 Great Elm Capital Group, Inc.

© 2019 Great Elm Capital Group, Inc. Investment Management: A Scalable, High Margin Business AUM Growth High Margins Scalable Model Significant Free Cash Flow AUM GROWTH Grow GECC’s AUM through the issuance of additional debt and equity, complemented with accretive acquisitions of other BDCs, resulting in an increase in fee revenue Grow the Investment Management business by leveraging the existing team to launch additional vehicles HIGH MARGINS Given the largely fixed cost nature of the Investment Management business, we expect adjusted EBITDA margins to increase as our AUM increases and the business scales SCALABLE MODEL Investment team and infrastructure in place to support substantial growth in AUM and new investment vehicles SIGNIFICANT FREE CASH FLOW Growth in AUM in the Investment Management business coupled with its high margins and scalable business model could result in significant operating leverage and, thus, the potential for growth in adjusted EBITDA

© 2019 Great Elm Capital Group, Inc. Investment Management: Management Fee Growth

Investment Management: Segment Financial Detail © 2019 Great Elm Capital Group, Inc. 1 Please refer to the Appendix for the Adjusted EBITDA reconciliation tables and disclaimers on slide 2. Near-Term Drivers of Incremental Free Cash Flow: We believe GECC will grow its investment portfolio, including via incremental capital raises, which will drive incremental management fee revenue The Full Circle consulting agreement terminates on November 3, 2019. The 3Q19 annualized expense associated with this agreement was approximately $712 thousand Great Elm Capital Group, Inc. IM Results IM Segment Financials - Quarter Ended 3/31/19 Total revenues $1,060 MSR PQ YTD amount YTD annualized (Full Circle consulting fee) -,178 MSR -,402 -,773.33333333333337 (Total opex) -,998 MSR Operating income -,116 Adjusted EBITDA: Operating income -,116 Stock based compensation 19 MNG Severance Costs 219 MNG Unrecognized incentive fees earned 696 MNG 576 2,544 Depreciation & amortization 180 plug Adj. EBITDA1 $998 MNG (Capex) 0 (Non cash revenue) -,696 MNG (Interest expense - debt) -47 MNG Levered free cash flow $255 MSR From MD&A segment results MNG From MD&A non-GAAP measurements

Real Estate © 2019 Great Elm Capital Group, Inc.

© 2019 Great Elm Capital Group, Inc. Real Estate: Overview We believe we are uniquely positioned to be a preferred partner to a sub-set of real estate investors because of our ability to absorb phantom income We view Credit Tenant Lease financings to high quality tenants as an attractive business for GEC for the following reasons: Limited Equity Capital Deployed High Level of Non-Recourse Leverage Monetization of Significant NOLs

Real Estate: Fort Myers – Organic Equity Growth © 2019 Great Elm Capital Group, Inc. Debt and Equity Values ($ in Millions) Multiple of Invested Capital Assuming a constant property value of $61.2 million, the chart at the right depicts the growth in GEC’s equity value as cash flows from the rental stream are utilized to amortize debt over the lease term As you can see, GEC builds significant equity value1 over time without any additional capital deployment 1 Equity value is equal to the property value at acquisition minus the face value of the debt on a given date.

Real Estate: Segment Financial Detail © 2019 Great Elm Capital Group, Inc. 1 Please refer to the Appendix for the Adjusted EBITDA reconciliation tables and disclaimers on slide 2. Great Elm Capital Group, Inc. RE Results Real Estate Financials - Quarter Ended 3/31/19 Revenues: GAAP Net Income 38 MNG Rental income $1,272 EBITDA: GAAP net income 38 MNG Operating costs and expenses: Interest 667 MNG Insurance -38 Taxes - MNG Real estate taxes 0 Depreciation and amortization 436 MNG Sales tax on rent & management fee -64 EBITDA 1141 Management fee -23 Taxes and licenses -1 Levered free cash flow: Other miscellaneous -5 EBITDA 1141 Total Operating Costs and Expenses -,131 Less: Interest expense paid -,463 bank statements Depreciation and amortization -,436 Debt principal payments -,505 bank statements Interest expense -,667 Non-cash rental income -,173 plug GAAP Net Income 38 Levered free cash flow 0 MSR From MD&A segment results MNG From MD&A non-GAAP measurements A Detail of acct 64201 B Reconciled as follows: 1,385.39 QTD P&L 4,140.6100000000006 A 5,526.9

General Corporate © 2019 Great Elm Capital Group, Inc.

General Corporate: Segment Financial Detail © 2019 Great Elm Capital Group, Inc. 1 Please refer to the Appendix for the Adjusted EBITDA reconciliation tables and disclaimers on slide 2. Great Elm Capital Group, Inc. GC Results General Corporate Financials - Quarter Ended 3/31/19 Revenue: Total revenue -5 MSR Operating costs and expenses: Public company costs -1,065 QTD P&L Transaction costs -75 MSR Other general and administrative -,842 plug -1,982 MSR Other income: GECC dividends 292 QTD P&L Unrealized gain on GECC investment 1,406 QTD P&L, r Other 24 plug Total other income 1,722 MSR Net loss from continuing operations -,265 Net income from discontinued operations 3,879 SOP Benefit from income taxes 1,229 GAAP Net Income 4,843 EBITDA and Free Cash Flow - Quarter Ended 3/31/19 GAAP Net Income 4,843 MNG EBITDA: GAAP net income 4,843 MNG Net income from discontinued operations -3,879 Interest, taxes, depreciation and amortization -1,229 MNG EBITDA -,265 Adjusted EBITDA: EBITDA -,265 MNG Stock based compensation 83 MNG Dividend income - investment in GECC -,292 MNG Unrealized gain - investment in GECC -1,406 MNG Severance costs 205 MNG DME management fee 5 MNG Acquisition related costs 191 MNG Adjusted EBITDA1 -1,479 Free Cash Flow: Adjusted EBITDA -1,479 Transaction costs paid -75 A Dividends received - investment in GECC 292 QTD P&L Pan Optis settlment 1,500 board materials Free Cash Flow 238 A Reconciled as follows: 191 acquistion related costs, including change in fair value of contingent consideration -,116 change in fair value of contingent liability 75 Great Elm Capital Group, Inc. GC Results General Corporate Financials - Quarter Ended 3/31/19 Revenue: Total revenue -5 MSR Operating costs and expenses: Public company costs -1,065 QTD P&L Transaction costs -75 MSR Other general and administrative -,842 plug -1,982 MSR Other income: GECC dividends 292 QTD P&L Unrealized gain on GECC investment 1,406 QTD P&L, r Other 24 plug Total other income 1,722 MSR Net loss from continuing operations -,265 Net income from discontinued operations 3,879 SOP Benefit from income taxes 1,229 GAAP Net Income 4,843 EBITDA and Free Cash Flow - Quarter Ended 3/31/19 GAAP Net Income 4,843 MNG EBITDA: GAAP net income 4,843 MNG Net income from discontinued operations -3,879 Interest, taxes, depreciation and amortization -1,229 MNG EBITDA -,265 Adjusted EBITDA: EBITDA -,265 MNG Stock based compensation 83 MNG Dividend income - investment in GECC -,292 MNG Unrealized gain - investment in GECC -1,406 MNG Severance costs 205 MNG DME management fee 5 MNG Acquisition related costs 191 MNG Adjusted EBITDA1 -1,479 Levered free cash flow: Adjusted EBITDA -1,479 Transaction costs paid -75 A Dividends received - investment in GECC 292 QTD P&L PanOptis settlement 1,500 board materials Levered free cash flow 238 A Reconciled as follows: 191 acquistion related costs, including change in fair value of contingent consideration -,116 change in fair value of contingent liability 75

© 2019 Great Elm Capital Group, Inc. Financial Review

Financial Review: 3Q19 Consolidating Balance Sheets © 2019 Great Elm Capital Group, Inc. DME Investment Management Real Estate General Corporate Eliminations Consolidated ASSETS Cash and cash equivalents, including restricted cash $334 $872 $735 $17,368 $0 $19,309 10Q Inventories 1,781 0 0 0 0 1,781 10Q Accounts receivable 8,019 1,145 0 101 0 9,265 10Q Investments at fair value 6,195 0 0 10,050 0 16,245 10Q Other current assets 135 100 83 179 0 497 10Q Intercompany Receivable / Investment in Subsidiary 0 0 0 43,154 ,-43,154 0 Real estate assets, net 0 0 54,479 238 0 54,717 10Q Property and equipment, net 10,085 44 0 2 0 10,131 10Q Identifiable intangible assets, net 7,778 3,086 5,495 0 0 16,359 10Q Goodwill 45,440 0 0 0 0 45,440 10Q Right of use asset, net 4,152 1,385 0 0 0 5,537 10Q Other assets, net 160 83 640 182 0 1,065 10Q Total assets $84,079 $6,715 $61,432 $71,274 $,-43,154 $,180,346 10Q LIABILITIES AND STOCKHOLDERS' EQUITY Liabilities: Accounts payable & accrued expenses $6,336 $622 $609 $2,099 $0 $9,666 A ΣA= 10,627 10Q Lease liabilities 4,303 1,507 0 0 0 5,810 10Q Earn out liability at fair value 961 0 0 0 0 961 A Long term debt 6,956 0 56,748 0 0 63,704 B ΣB= 90,818 10Q Related party notes payable 23,890 3,224 0 0 0 27,114 B Redeemable preferred stock of subsidiary 3,552 0 0 0 0 3,552 10Q Intercompany Payable 30,905 9,549 2,700 ,-43,154 0 Other liabilities 0 0 479 -,147 0 332 10Q Total liabilities 76,903 14,902 60,536 1,952 ,-43,154 ,111,139 10Q Total stockholders' equity and contingently redeemable NCI 7,176 -8,187 896 69,322 69,207 10Q Total liabilities and stockholders' equity $84,079 $6,715 $61,432 $71,274 $,-43,154 $,180,346

Financial Review: 3Q19 Consolidating Income Statement

	DME	Investment Management	Real Estate	General Corporate	Eliminations	Consolidated
Total revenue	$ 11,752	$ 1,060	$ 1,272	$ (5)	$ 5	$ 14,084
Operating costs and expenses:						
Cost of revenue	(4,602)	-	-	-	-	(4,602)
Depreciation and amortization	(371)	(180)	(436)	-	-	(987)
Selling, general and administrative	(5,898)	(996)	(131)	(1,982)	(5)	(9,012)
Total operating costs and expenses	(10,871)	(1,176)	(567)	(1,982)	(5)	(14,601)
Operating income (loss)	881	(116)	705	(1,987)	-	(517)
Dividends and interest income	199	-	-	317	-	516
Unrealized gain (loss) on investment in GECC	(599)	-	-	1,405	-	806
Interest expense, net	(998)	(47)	(667)	-	-	(1,712)
Other income (expense), net	-	-	-	-	-	-
Income (loss) from continuing operations, before income taxes	(517)	(163)	38	(265)	-	(907)
Benefit from income taxes	-	-	-	1,229	-	1,229
Income / (loss) from continuing operations	(517)	(163)	38	964	-	322
Discontinued operations:						
Income (loss) from discontinued operations, net of tax	-	-	-	3,879	-	3,879
Net income (loss) from discontinued operations, net of tax	-	-	-	3,879	-	3,879
Net income (loss), net of tax	$ (517)	$ (163)	$ 38	$ 4,843	$ -	4,201
Adjusted EBITDA[1]	$ 3,217	$ 998	$ 1,141	$ (1,479)	$ -	$ 3,877
Levered free cash flow	$ 2,010	$ 255	$ -	$ 238	$ -	$ 2,503

[1] Please refer to the Appendix for the Adjusted EBITDA reconciliation tables and disclaimers on slide 2.

GREAT ELM CAPITAL
© 2019 Great Elm Capital Group, Inc.
26

Summary © 2019 Great Elm Capital Group, Inc.

© 2019 Great Elm Capital Group, Inc. Summary: Drivers of Shareholder Value Seek to enhance the value of our existing property through property improvement and lease modification Operating Companies Real Estate Investment Management Target undercapitalized small and mid-sized companies where we can partner with management to accelerate earnings growth Focus on companies that offer a platform for follow-on acquisitions and investment Focus on driving asset growth in GECC and raising capital for SMAs / other investment vehicles Leverage the existing team and infrastructure to improve free cash flow generation

Q&A © 2019 Great Elm Capital Group, Inc.

Appendix © 2019 Great Elm Capital Group, Inc.

Appendix: Non-GAAP Reconciliation © 2019 Great Elm Capital Group, Inc. For the three months ended March 31, 2019 (Dollar amounts in thousands) Durable Medical Equipment(1) InvestmentManagement Real Estate GeneralCorporate(2) Total Net income (loss) - GAAP $-,517 $-,163 $38 $4,843 $4,201 EBITDA: Net income (loss) - GAAP $-,517 $-,163 $38 $4,843 $4,201 Net income from discontinued operations 0 0 0 -3,879 -3,879 Interest 998 47 667 0 1,712 Taxes 0 0 0 -1,229 -1,229 Depreciation and amortization 2,275 180 436 0 2,891 EBITDA $2,756 $64 $1,141 $-,265 $3,696 Adjusted EBITDA: EBITDA $2,756 $64 $1,141 $-,265 $3,696 Stock based compensation 0 19 0 83 102 Dividend income from GECC -,198 0 0 -,292 -,490 Unrealized (gain) loss on investment in GECC 599 0 0 -1,406 -,807 Unrecognized incentive fees earned(3) 0 696 0 0 696 Severance costs 0 219 0 205 424 Location start up expense 58 0 0 0 58 Durable medical equipment management and monitoring fees -5 0 0 5 0 Acquisition related costs(4) 7 0 0 191 198 Adjusted EBITDA $3,217 $998 $1,141 $-1,479 $3,877 For the nine months ended March 31, 2019 (Dollar amounts in thousands) Durable Medical Equipment(1) InvestmentManagement Real Estate GeneralCorporate(2) Total Net income (loss) - GAAP $-91 $-,859 $127 $-1,261 $-2,084 EBITDA: Net loss - GAAP $-91 $-,859 $127 $-1,261 $-2,084 Net income from discountinued operations 0 0 0 -3,786 -3,786 Interest 2,365 135 1,995 0 4,495 Taxes 0 0 0 -1,229 -1,229 Depreciation and amortization 4,840 453 1,298 0 6,591 EBITDA $7,114 $-,271 $3,420 $-6,276 $3,987 Adjusted EBITDA: EBITDA $7,114 $-,271 $3,420 $-6,276 $3,987 Stock based compensation 0 601 0 343 944 Dividend income from GECC -,629 0 0 -1,312 -1,941 Unrealized (gain) loss on investment in GECC 1,010 0 0 917 1,927 Unrecognized incentive fees earned(3) 0 2,044 0 0 2,044 Severance costs 0 219 0 205 424 Location start up expense 58 0 0 0 58 Durable medical equipment management and monitoring fees 65 0 0 -65 0 Acquisition related costs(4) 551 0 0 1,650 2,201 Adjusted EBITDA $8,169 $2,593 $3,420 $-4,538 $9,644 Prior Quarter Year to Date (Dollar amounts in thousands) Durable Medical Equipment(1) InvestmentManagement Real Estate(4) GeneralCorporate Total Net loss - GAAP $426 $-,696 $89 $-6,104 $-6,285 EBITDA: Net loss - GAAP $426 $-,696 $89 $-6,104 $-6,285 Net income from discontinued operations $93 Interest 1,367 88 1,328 0 2,783 Taxes 0 0 0 0 0 Depreciation and amortization 2,565 273 862 0 3,700 EBITDA $4,358 $-,335 $2,279 $-6,104 $198 Adjusted EBITDA: EBITDA $4,358 $-,335 $2,279 $-6,104 $198 Stock based compensation 0 582 0 260 842 Dividend income from GECC -,431 0 0 -1,020 -1,451 Unrealized (gain) loss on investment in GECC 411 0 0 2,323 2,734 Unrecognized incentive fees earned(3) 0 1,348 0 0 1,348 Severance costs Location start up expense Durable medical equipment management and monitoring fees 70 0 0 -70 0 Transaction costs 544 0 0 1,459 2,003 Adjusted EBITDA $4,952 $1,595 $2,279 $-3,152 $5,674

Appendix: Non-GAAP Reconciliation © 2019 Great Elm Capital Group, Inc. For the three months ended March 31, 2019 (Dollar amounts in thousands) Durable Medical Equipment(1) InvestmentManagement Real Estate GeneralCorporate(2) Total Net income (loss) - GAAP $-,517 $-,163 $38 $4,843 $4,201 EBITDA: Net income (loss) - GAAP $-,517 $-,163 $38 $4,843 $4,201 Net income from discountinued operations 0 0 0 -3,879 -3,879 Interest 998 47 667 0 1,712 Taxes 0 0 0 -1,229 -1,229 Depreciation and amortization 2,275 180 436 0 2,891 EBITDA $2,756 $64 $1,141 $-,265 $3,696 Adjusted EBITDA: EBITDA $2,756 $64 $1,141 $-,265 $3,696 Stock based compensation 0 19 0 83 102 Dividend income from GECC -,198 0 0 -,292 -,490 Unrealized (gain) loss on investment in GECC 599 0 0 -1,406 -,807 Unrecognized incentive fees earned(3) 0 696 0 0 696 Severance costs 0 219 0 205 424 Location start up expense 58 0 0 0 58 Durable medical equipment management and monitoring fees -5 0 0 5 0 Acquisition related costs(4) 7 0 0 191 198 Adjusted EBITDA $3,217 $998 $1,141 $-1,479 $3,877 For the nine months ended March 31, 2019 (Dollar amounts in thousands) Durable Medical Equipment(1) InvestmentManagement Real Estate GeneralCorporate(2) Total Net income (loss) - GAAP $-91 $-,859 $127 $-1,261 $-2,084 EBITDA: Net loss - GAAP $-91 $-,859 $127 $-1,261 $-2,084 Net income from discontinued operations 0 0 0 -3,786 -3,786 Interest 2,365 135 1,995 0 4,495 Taxes 0 0 0 -1,229 -1,229 Depreciation and amortization 4,840 453 1,298 0 6,591 EBITDA $7,114 $-,271 $3,420 $-6,276 $3,987 Adjusted EBITDA: EBITDA $7,114 $-,271 $3,420 $-6,276 $3,987 Stock based compensation 0 601 0 343 944 Dividend income from GECC -,629 0 0 -1,312 -1,941 Unrealized (gain) loss on investment in GECC 1,010 0 0 917 1,927 Unrecognized incentive fees earned(3) 0 2,044 0 0 2,044 Severance costs 0 219 0 205 424 Location start up expense 58 0 0 0 58 Durable medical equipment management and monitoring fees 65 0 0 -65 0 Acquisition related costs(4) 551 0 0 1,650 2,201 Adjusted EBITDA $8,169 $2,593 $3,420 $-4,538 $9,644 Prior Quarter Year to Date (Dollar amounts in thousands) Durable Medical Equipment(1) InvestmentManagement Real Estate(4) GeneralCorporate Total Net loss - GAAP $426 $-,696 $89 $-6,104 $-6,285 EBITDA: Net loss - GAAP $426 $-,696 $89 $-6,104 $-6,285 Net income from discontinued operations $93 Interest 1,367 88 1,328 0 2,783 Taxes 0 0 0 0 0 Depreciation and amortization 2,565 273 862 0 3,700 EBITDA $4,358 $-,335 $2,279 $-6,104 $198 Adjusted EBITDA: EBITDA $4,358 $-,335 $2,279 $-6,104 $198 Stock based compensation 0 582 0 260 842 Dividend income from GECC -,431 0 0 -1,020 -1,451 Unrealized (gain) loss on investment in GECC 411 0 0 2,323 2,734 Unrecognized incentive fees earned(3) 0 1,348 0 0 1,348 Severance costs Location start up expense Durable medical equipment management and monitoring fees 70 0 0 -70 0 Transaction costs 544 0 0 1,459 2,003 Adjusted EBITDA $4,952 $1,595 $2,279 $-3,152 $5,674

Appendix: Non-GAAP Reconciliation © 2019 Great Elm Capital Group, Inc. For the three months ended March 31, 2018 (Dollar amounts in thousands) Durable Medical Equipment(1) InvestmentManagement Real Estate(5) GeneralCorporate(2) Total Net income (loss) - GAAP $0 $-2,056 $23 $-2,356 $-4,389 EBITDA: Net income (loss) - GAAP $0 $-2,056 $23 $-2,356 $-4,389 Net loss from discountinued operations 0 0 0 155 155 Interest 0 39 186 0 225 Taxes 0 0 0 -,182 -,182 Depreciation and amortization 0 136 113 0 249 EBITDA $0 $-1,881 $322 $-2,383 $-3,942 Adjusted EBITDA: EBITDA $0 $-1,881 $322 $-2,383 $-3,942 Stock based compensation 0 618 0 300 918 Dividend income from GECC 0 0 0 -,490 -,490 Unrealized loss on investment in GECC 0 0 0 1,219 1,219 Unrecognized incentive fees earned, net of releated cost adjustments(6) 0 1,879 0 0 1,879 Non-reimbursable MAST Capital expenses 0 0 0 0 0 Re-measurement of warrant liability 0 0 0 0 0 Adjusted EBITDA $0 $616 $322 $-1,354 $-,416 For the nine months ended March 31, 2018 (Dollar amounts in thousands) Durable Medical Equipment(1) InvestmentManagement Real Estate(5) GeneralCorporate(2) Total Net loss - GAAP $0 $-3,532 $23 $-5,465 $-8,974 EBITDA: Net loss - GAAP $0 $-3,532 $23 $-5,465 $-8,974 Net loss from discontinued operations 0 0 0 155 155 Interest 0 174 186 0 360 Taxes 0 0 0 -,182 -,182 Depreciation and amortization 0 449 113 0 562 EBITDA $0 $-2,909 $322 $-5,492 $-8,079 Adjusted EBITDA: EBITDA $0 $-2,909 $322 $-5,492 $-8,079 Stock based compensation 0 2,889 0 713 3,602 Dividend income from GECC 0 0 0 -1,862 -1,862 Unrealized loss on investment in GECC 0 0 0 2,753 2,753 Unrecognized incentive fees earned, net of releated cost adjustments(6) 0 1,879 0 0 1,879 Non-reimbursable MAST Capital expenses 0 281 0 128 409 Re-measurement of warrant liability 0 8 0 0 8 Adjusted EBITDA $0 $2,148 $322 $-3,760 $-1,290 Prior quarter to date Dollar amounts in thousands Durable Medical Equipment InvestmentManagement Real Estate GeneralCorporate Total Net loss - GAAP $0 $-1,477 $0 $-3,109 $-4,586 EBITDA: Net loss - GAAP $0 $-1,477 $0 $-3,109 $-4,586 Net loss from discountinued operations 0 0 0 0 0 Interest 0 135 0 0 135 Taxes 0 0 0 0 0 Depreciation and amortization 0 313 0 0 313 EBITDA: $0 $-1,029 $0 $-3,109 $-4,138 Adjusted EBITDA: EBITDA $0 $-1,029 $0 $-3,109 $-4,138 Stock based compensation 0 2,271 0 413 2,684 Dividend income from GECC 0 0 0 -1,373 -1,373 Unrealized loss on investment in GECC 0 0 0 1,534 1,534 Non-reimbursable MAST Capital expenses 0 281 0 128 409 Re-measurement of warrant liability 0 8 0 0 8 Adjusted EBITDA $0 $1,531 $0 $-2,407 $-,876

Appendix: Non-GAAP Reconciliation © 2019 Great Elm Capital Group, Inc. For the three months ended March 31, 2018 (Dollar amounts in thousands) Durable Medical Equipment(1) InvestmentManagement Real Estate(5) GeneralCorporate(2) Total Net income (loss) - GAAP $0 $-2,056 $23 $-2,356 $-4,389 EBITDA: Net income (loss) - GAAP $0 $-2,056 $23 $-2,356 $-4,389 Net loss from discountinued operations 0 0 0 155 155 Interest 0 39 186 0 225 Taxes 0 0 0 -,182 -,182 Depreciation and amortization 0 136 113 0 249 EBITDA $0 $-1,881 $322 $-2,383 $-3,942 Adjusted EBITDA: EBITDA $0 $-1,881 $322 $-2,383 $-3,942 Stock based compensation 0 618 0 300 918 Dividend income from GECC 0 0 0 -,490 -,490 Unrealized loss on investment in GECC 0 0 0 1,219 1,219 Unrecognized incentive fees earned, net of releated cost adjustments(6) 0 1,879 0 0 1,879 Non-reimbursable MAST Capital expenses 0 0 0 0 0 Re-measurement of warrant liability 0 0 0 0 0 Adjusted EBITDA $0 $616 $322 $-1,354 $-,416 For the nine months ended March 31, 2018 (Dollar amounts in thousands) Durable Medical Equipment(1) InvestmentManagement Real Estate(5) GeneralCorporate(2) Total Net loss - GAAP $0 $-3,532 $23 $-5,465 $-8,974 EBITDA: Net loss - GAAP $0 $-3,532 $23 $-5,465 $-8,974 Net loss from discontinued operations 0 0 0 155 155 Interest 0 174 186 0 360 Taxes 0 0 0 -,182 -,182 Depreciation and amortization 0 449 113 0 562 EBITDA $0 $-2,909 $322 $-5,492 $-8,079 Adjusted EBITDA: EBITDA $0 $-2,909 $322 $-5,492 $-8,079 Stock based compensation 0 2,889 0 713 3,602 Dividend income from GECC 0 0 0 -1,862 -1,862 Unrealized loss on investment in GECC 0 0 0 2,753 2,753 Unrecognized incentive fees earned, net of releated cost adjustments(6) 0 1,879 0 0 1,879 Non-reimbursable MAST Capital expenses 0 281 0 128 409 Re-measurement of warrant liability 0 8 0 0 8 Adjusted EBITDA $0 $2,148 $322 $-3,760 $-1,290 Prior quarter to date Dollar amounts in thousands Durable Medical Equipment InvestmentManagement Real Estate GeneralCorporate Total Net loss - GAAP $0 $-1,477 $0 $-3,109 $-4,586 EBITDA: Net loss - GAAP $0 $-1,477 $0 $-3,109 $-4,586 Net loss from discountinued operations 0 0 0 0 0 Interest 0 135 0 0 135 Taxes 0 0 0 0 0 Depreciation and amortization 0 313 0 0 313 EBITDA: $0 $-1,029 $0 $-3,109 $-4,138 Adjusted EBITDA: EBITDA $0 $-1,029 $0 $-3,109 $-4,138 Stock based compensation 0 2,271 0 413 2,684 Dividend income from GECC 0 0 0 -1,373 -1,373 Unrealized loss on investment in GECC 0 0 0 1,534 1,534 Non-reimbursable MAST Capital expenses 0 281 0 128 409 Re-measurement of warrant liability 0 8 0 0 8 Adjusted EBITDA $0 $1,531 $0 $-2,407 $-,876

Appendix: Non-GAAP Reconciliation © 2019 Great Elm Capital Group, Inc. (1)Our durable medical equipment business began in September 2018 and there was no related activity prior to that date. (2)General Corporate includes net income (loss) attributable to discontinued operations. (3)Unrecognized incentive fees earned include amounts earned under investment management agreements which are not recognized under US GAAP. (4)Acquisition related costs include transaction costs and changes in the fair value of the contingent consideration liability since the initial valuation at the acquisition date. Our real estate business began in March 2018 and there was no related activity prior to that date. Amount represents $2.7 million of unrecognized incentive fees earned, net of $0.8 million of unrecognized related bonus compensation expense.

Appendix: Contact Information Investor Relations 800 South Street, Suite 230 Waltham, MA 02453 Phone: +1 (617) 375-3006 investorrelations@greatelmcap.com © 2019 Great Elm Capital Group, Inc.